AUTHORIZATION LETTER
May 5, 2006
Securities and Exchange Commission
100 F Street, N.E.,
Washington, DC 20549

Attn:  Filing Desk
To Whom It May Concern:
By means of this letter I authorize William LaRue, Gregor Mirow and Christian Itin of Micromet, Inc., and Christian Plaza, Darren DeStefano, Kenneth Krisko, Alex Driggs and Cara Hupprich of Cooley Godward LLP, or any of them individually, to sign on my behalf all forms required under Section 16(a) of the Securities Exchange Act of 1934, as amended, relating to transactions involving the stock or derivative securities of Micromet, Inc. (the Company). Any of these individuals is accordingly authorized to sign any Form 3, Form 4, Form 5 or amendment thereto which I am required to file with the same effect as if I had signed them myself.
This authorization shall remain in effect until revoked in writing by me.
Yours truly,
Advent Management III Limited Partnership
By: /s/ Jerry C. Benjamin
Name: Jerry C. Benjamin
Its: General Partner

AUTHORIZATION LETTER
May 5, 2006
Securities and Exchange Commission
100 F Street, N.E.,
Washington, DC 20549

Attn:  Filing Desk
To Whom It May Concern:
By means of this letter I authorize William LaRue, Gregor Mirow and Christian Itin of Micromet, Inc., and Christian Plaza, Darren DeStefano, Kenneth Krisko, Alex Driggs and Cara Hupprich of Cooley Godward LLP, or any of them individually, to sign on my behalf all forms required under Section 16(a) of the Securities Exchange Act of 1934, as amended, relating to transactions involving the stock or derivative securities of Micromet, Inc. (the Company). Any of these individuals is accordingly authorized to sign any Form 3, Form 4, Form 5 or amendment thereto which I am required to file with the same effect as if I had signed them myself.
This authorization shall remain in effect until revoked in writing by me.
Yours truly,
Advent Private Equity Fund III Affiliates Limited Partnership
By: /s/ Jerry C. Benjamin
Name: Jerry C. Benjamin
Its: General Partner

AUTHORIZATION LETTER
May 5, 2006
Securities and Exchange Commission
100 F Street, N.E.,
Washington, DC 20549

Attn:  Filing Desk
To Whom It May Concern:
By means of this letter I authorize William LaRue, Gregor Mirow and Christian Itin of Micromet, Inc., and Christian Plaza, Darren DeStefano, Kenneth Krisko, Alex Driggs and Cara Hupprich of Cooley Godward LLP, or any of them individually, to sign on my behalf all forms required under Section 16(a) of the Securities Exchange Act of 1934, as amended, relating to transactions involving the stock or derivative securities of Micromet, Inc. (the Company). Any of these individuals is accordingly authorized to sign any Form 3, Form 4, Form 5 or amendment thereto which I am required to file with the same effect as if I had signed them myself.
This authorization shall remain in effect until revoked in writing by me.
Yours truly,
Advent Private Equity Fund III GmbH & Co KG
By: /s/ Jerry C. Benjamin
Name: Jerry C. Benjamin
Its: General Partner


AUTHORIZATION LETTER
May 5, 2006
Securities and Exchange Commission
100 F Street, N.E.,
Washington, DC 20549

Attn:  Filing Desk
To Whom It May Concern:
By means of this letter I authorize William LaRue, Gregor Mirow and Christian Itin of Micromet, Inc., and Christian Plaza, Darren DeStefano, Kenneth Krisko, Alex Driggs and Cara Hupprich of Cooley Godward LLP, or any of them individually, to sign on my behalf all forms required under Section 16(a) of the Securities Exchange Act of 1934, as amended, relating to transactions involving the stock or derivative securities of Micromet, Inc. (the Company). Any of these individuals is accordingly authorized to sign any Form 3, Form 4, Form 5 or amendment thereto which I am required to file with the same effect as if I had signed them myself.
This authorization shall remain in effect until revoked in writing by me.
Yours truly,
Advent Private Equity Fund III A Limited Partnership
By: /s/ Jerry C. Benjamin
Name: Jerry C. Benjamin
Its: General Partner

May 5, 2006
Securities and Exchange Commission
100 F Street, N.E.,
Washington, DC 20549

Attn:  Filing Desk
To Whom It May Concern:
By means of this letter I authorize William LaRue, Gregor Mirow and Christian Itin of Micromet, Inc., and Christian Plaza, Darren DeStefano, Kenneth Krisko, Alex Driggs and Cara Hupprich of Cooley Godward LLP, or any of them individually, to sign on my behalf all forms required under Section 16(a) of the Securities Exchange Act of 1934, as amended, relating to transactions involving the stock or derivative securities of Micromet, Inc. (the Company). Any of these individuals is accordingly authorized to sign any Form 3, Form 4, Form 5 or amendment thereto which I am required to file with the same effect as if I had signed them myself.
This authorization shall remain in effect until revoked in writing by me.
Yours truly,
Advent Private Equity Fund III B Limited Partnership
By: /s/ Jerry C. Benjamin
Name: Jerry C. Benjamin
Its: General Partner



May 5, 2006
Securities and Exchange Commission
100 F Street, N.E.,
Washington, DC 20549

Attn:  Filing Desk
To Whom It May Concern:
By means of this letter I authorize William LaRue, Gregor Mirow and Christian Itin of Micromet, Inc., and Christian Plaza, Darren DeStefano, Kenneth Krisko, Alex Driggs and Cara Hupprich of Cooley Godward LLP, or any of them individually, to sign on my behalf all forms required under Section 16(a) of the Securities Exchange Act of 1934, as amended, relating to transactions involving the stock or derivative securities of Micromet, Inc. (the Company). Any of these individuals is accordingly authorized to sign any Form 3, Form 4, Form 5 or amendment thereto which I am required to file with the same effect as if I had signed them myself.
This authorization shall remain in effect until revoked in writing by me.
Yours truly,
Advent Private Equity Fund III C Limited Partnership
By: /s/ Jerry C. Benjamin
Name: Jerry C. Benjamin
Its: General Partner

May 5, 2006
Securities and Exchange Commission
100 F Street, N.E.,
Washington, DC 20549

Attn:  Filing Desk
To Whom It May Concern:
By means of this letter I authorize William LaRue, Gregor Mirow and Christian Itin of Micromet, Inc., and Christian Plaza, Darren DeStefano, Kenneth Krisko, Alex Driggs and Cara Hupprich of Cooley Godward LLP, or any of them individually, to sign on my behalf all forms required under Section 16(a) of the Securities Exchange Act of 1934, as amended, relating to transactions involving the stock or derivative securities of Micromet, Inc. (the Company). Any of these individuals is accordingly authorized to sign any Form 3, Form 4, Form 5 or amendment thereto which I am required to file with the same effect as if I had signed them myself.
This authorization shall remain in effect until revoked in writing by me.
Yours truly,
Advent Private Equity Fund III D Limited Partnership
By: /s/ Jerry C. Benjamin
Name: Jerry C. Benjamin
Its: General Partner